UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2010

NEW GENERATION BIOFUELS HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Florida	1-34022	26-0067474
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5850 Waterloo Road, Suite 140
Columbia, Maryland 21045
(Address of principal executive offices)(Zip Code)

(410) 480-8084
 (Registrant’s telephone number, including area code)

N/A
(Former Name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On September 22, 2010, New Generation Biofuels Holdings, Inc., a Florida corporation (the “Company”), conducted a registered direct offering (the “Offering”) by entering into a securities purchase agreement (the “Securities Purchase Agreement”) with a small number of institutional investors relating to the issuance and sale by the Company of 3,557,692 shares (the “Shares”) of its common stock, par value $0.001 per share (the “Common Stock”) and warrants to issue 2,668,269 shares (the “Warrants”).   Each Share was purchased at a price of $0.13. The closing price of the Company’s common stock on the NASDAQ Capital Market on the pricing date, September 21, 2010, was $0.13 per share.  The Offering closed on September 23, 2010.

The gross proceeds from the Offering were $462,500, and the net proceeds, after deducting the placement agent’s fee and the estimated offering expenses payable by the Company, are expected to be approximately $442,500. The Company will use proceeds from the Offering to fund operations and for working capital and general corporate purposes.  We may also pay amounts due pursuant to select debt settlement agreements we reached with creditors. Based on our current estimates, we anticipate that our existing financial resources, including the expected net proceeds to us from this offering, will be adequate to permit us to continue to conduct our business through mid-November 2010.  The Company expects to need to raise additional capital in the near future to continue its business.

The Company also amended the placement agent agreement entered into August 13, 2010 (the “Placement Agent Agreement”), with Palladium Capital Advisors LLC (as amended, the “Placement Agent”) pursuant to which the Placement Agent agreed to act as exclusive placement agent on a reasonable best efforts basis for the Offering.  The Placement Agent received a fee equal to 7% of the gross proceeds of the Offering in the form of Common Stock of the Company.  Each share of Common Stock issued as compensation to the Placement Agent was valued at $0.13 per share.

A copy of the form of Placement Agent Agreement was attached with the Form 8-K filed by the Company on August 17, 2010 as Exhibit 1.1 and is incorporated herein by reference.  The Form of Amendment Number 1 to the Placement Agent Agreement is attached hereto as Exhibit 1.1 to this report and is incorporated herein by reference. The description of the Placement Agent Agreement is a summary only and is qualified in its entirety by reference to Exhibit 1.1.  A copy of the form of Warrant is attached hereto as Exhibit 4.1 to this report, and is incorporated herein by reference. The description of the Warrant is a summary only and is qualified in its entirety by reference to Exhibit 4.1. A copy of the Securities Purchase Agreement is attached hereto as Exhibit 10.1 to this report and is incorporated herein by reference.  The description of the Securities Purchase Agreement is a summary only and is qualified in its entirety by reference to Exhibit 10.1.

The legal opinion of Fredrikson & Byron, P.A. relating to the Shares, the Warrant and the Common Stock issuable upon exercise of the Warrant is attached as Exhibit 5.1 to this report.

On September 23, 2010, the Company issued a press release with respect to the pricing of its offer and sale of the Shares. A copy of the press release has been furnished as Exhibit 99.1 to this report.

The Company offered and is selling the above referenced securities pursuant to a shelf registration statement on Form S-3 (Registration No. 333-156449) declared effective by the Securities and Exchange Commission on January 27, 2009 (together with the prospectus included therein, the “Shelf Registration Statement”).  This Current Report on Form 8-K is being filed in part for the purpose of incorporating the Exhibits 1.1, 4.1, 10.1 and 99.1 of this report by reference into the Shelf Registration Statement for purposes of this Offering.  The benefits of the representations and warranties set forth in such documents are intended only for investors in the offering, and do not constitute continuing representations and warranties of the Company to any future or other investors.

Forward Looking Statements
This Form 8-K contains forward-looking statements. These forward-looking statements concern the Company's operations, prospects, plans, economic performance and financial condition and are based largely on the Company's beliefs and expectations. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from any future results expressed or implied by such forward-looking statements. The risks and uncertainties related to our business, which include all the risks attendant an emerging growth company in the volatile energy industry, including those set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, and in subsequent filings with the Securities and Exchange Commission. These forward-looking statements are made as of the date of this Form 8-K, and the Company assumes no obligation to update the forward-looking statements or to update the reasons why the actual results could differ from those projected in the forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

1.1	Form of Amendment Number One to Placement Agent Agreement, dated as of September 22, 2010, by and among the Company and Palladium Capital Advisors LLc

4.1	Form of Warrant.

5.1	Opinion of Fredrikson & Byron, P.A..

10.1	Form of Securities Purchase Agreement.

23.1	Consent of Fredrikson & Byron, P.A. (included in Exhibit 5.1).

99.1	Press release, dated September 23, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW GENERATION BIOFUELS HOLDINGS, INC.

Date: September 24, 2010	By:	/s/ Cary J. Claiborne
Cary J. Claiborne
President and Chief Executive Officer

EXHIBIT INDEX

1.1	Form of Amendment Number One to Placement Agent Agreement, dated as of September 22, 2010, by and among the Company and Palladium Capital Advisors LLc

4.1	Form of Warrant.

5.1	Opinion of Fredrikson & Byron, P.A..

10.1	Form of Securities Purchase Agreement.

23.1	Consent of Fredrikson & Byron, P.A. (included in Exhibit 5.1).

99.1	Press release, dated September 23, 2010.